[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the securities and exchange commission pursuant to rule 406 of the securities act of 1933, as amended.

Exhibit 10.83

EXECUTION VERSION

FIRST AMENDMENT TO ACCOUNTS AGREEMENT

This FIRST AMENDMENT TO ACCOUNTS AGREEMENT, dated as of December 30, 2013 (this “Amendment”), is entered into by and among 2013B ESA PROJECT COMPANY, LLC, a Delaware limited liability company (the “Borrower”), SILICON VALLEY BANK, a California corporation, as lender and as agent for the Secured Swap Providers (the “Lender”), and THE BANK OF NEW YORK MELLON, a New York banking corporation, as Accounts Bank (the “Accounts Bank”). The purpose of this Amendment is to amend that certain Accounts Agreement, dated as of July 19, 2013 (the “Accounts Agreement”), by and among the Borrower, the Lender and the Accounts Bank. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Accounts Agreement and the rules of interpretation set forth in the Accounts Agreement apply as if set forth herein.

WHEREAS, pursuant to the Amended and Restated Credit Agreement, dated as of September 25, 2013, as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of November 14, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between the Borrower and the Lender, the Lender agreed to make a credit facility available to the Borrower, subject to the terms and conditions set forth therein;

WHEREAS, the Borrower has requested that the parties amend the Accounts Agreement to provide for an ACH payment to allow Monies to be deposited in the Revenue Account; and

WHEREAS, on and subject to the conditions of this Amendment, the undersigned are willing to agree to the requested amendments to the Accounts Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned agree as follows:

Section 1. Amendments to the Accounts Agreement.

(a) Section 1.1 of the Accounts Agreement is hereby amended to insert the following definition of “ACH Account” in the appropriate alphabetical order:

“ACH Account” means the “ACH Account” described in Exhibit A, or any replacement account thereof established pursuant to the terms hereof.

(b) Sections 2.3 and 4.2 of the Accounts Agreement are hereby amended in the manner set forth in Exhibit I to this Amendment.

Section 2. Amendments to Exhibit A to the Accounts Agreement. Exhibit A to the Accounts Agreement is hereby amended in the manner set forth in Exhibit II to this Amendment.

Section 3. Effectiveness. This Amendment shall be effective when it has been executed by the Borrower, the Lender and the Accounts Bank and shall thereafter be effective as of the date first set forth above.

Section 4. Limited Purpose. Notwithstanding anything contained herein, the amendments and modifications made hereby: (a) are limited amendments and modifications and do not waive, alter or amend any term of any Financing Document other than as expressly set forth herein, (b) are effective only with respect to the transactions described herein and in the Financing Documents for the specific instance and the specific purposes to which the relevant provisions apply, and (c) shall not be effective for any other purpose or transaction.

Section 5. Effect on Accounts Agreement. Except as expressly amended hereby or otherwise provided herein, all of the terms and conditions of the Accounts Agreement and all other Financing Documents remain in full force and effect, and none of such terms and conditions are, or shall be construed as, otherwise amended or modified. All references to the Accounts Agreement in the Accounts Agreement and the other Financing Documents, and any documents, instruments and agreements related to them, shall hereafter refer to the Accounts Agreement as amended hereby.

Section 6. Representations and Warranties. Each party represents and warrants to the other that:

(a) the execution and delivery of this Amendment and the performance by such party of its obligations hereunder have been authorized by all requisite action on its part; and

(b) this Amendment has been validly executed and delivered by such party, and assuming that this Amendment has been duly authorized, executed, and delivered by the other parties, constitutes a valid and binding obligation of such party, enforceable against such party in accordance with its terms.

Section 7. Miscellaneous.

(a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(b) This Amendment shall be deemed a Financing Document.

(c) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(d) Delivery of an executed counterpart of a signature page of this Amendment by telecopy or portable document format (“PDF”) shall be effective as delivery of a manually executed counterpart of this Amendment.

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(e)

(i) Pursuant to Sections 7.1 and 7.4 of the Accounts Agreement, the undersigned Lender hereby authorizes and directs the Accounts Bank to execute this Amendment and perform its obligations hereunder.

(ii) The parties hereto agree that the Accounts Bank shall be afforded all of the rights, privileges, protections, indemnities and immunities afforded to the Accounts Bank under the Accounts Agreement in connection with its execution of this Amendment and the performance of its duties hereunder.

[Remainder of page intentionally blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Accounts Agreement to be executed by their respective officers as of the day and year first above written.

2013B ESA PROJECT COMPANY, LLC, as the Borrower

By:	/s/ Sendel Atreya
	Name:	Sendel Atreya
	Title:	Vice President

First Amendment to Accounts Agreement

SILICON VALLEY BANK, as the Lender

By:	/s/ Dan Baldi
	Name:	Dan Baldi
	Title:	Managing Director

First Amendment to Accounts Agreement

THE BANK OF NEW YORK MELLON, as the Accounts Bank

By:	/s/ Latoya S. Elvin
	Name:	Latoya S. Elvin
	Title:	Vice President

First Amendment to Accounts Agreement

Exhibit I to

First Amendment to Accounts Agreement

Revisions of Accounts Agreement Provisions

*Added text is in blue with underlining. Deleted text is in red with strikethrough marks.

2.3    Representations, Warranties and Covenants of the Accounts Bank.

(h) all financial assets acquired by or delivered to the Accounts Bank by Automated Clearing House (“ACH”) payment, wire transfer or otherwise shall be held by the Accounts Bank and credited by book entry to the ~~relevant Project~~Revenue Account or otherwise accepted by the Accounts Bank for credit to the ~~relevant Project~~Revenue Account as soon as practicable (but no more than one (1) Business Day) after receipt. Any financial asset so credited or accepted for credit to the ~~relevant Project~~Revenue Account shall be registered in the name of, payable to, or to the order of, or endorsed to the Accounts Bank or in blank and in no case will any financial asset credited to any Project Account or held by the Accounts Bank for credit to any Project Account be registered in the name of, payable to, to the order of, or endorsed to, the Borrower, except to the extent that such financial asset has been subsequently endorsed by the Borrower to the Accounts Bank or in blank;

(l) all property delivered to the Accounts Bank pursuant to this Agreement or the other Financing Documents will be promptly deposited in or credited to ~~a~~ the ~~Project~~ Revenue Account by an appropriate entry in its records in accordance with this Agreement as soon as practicable (but no more than one (1) Business Day) after receipt;

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4.2    Revenue Account.

(d) Instructions to Project Document Counterparties. The Borrower hereby acknowledges that it has irrevocably instructed each counterparty to each Project Document pursuant to which payments may be made to or received by the Borrower to make all such payments directly to the Lender for deposit in, or to be credited to, the Revenue Account in accordance with the wire transfer and ACH payment instructions described in Exhibit A hereto and agrees that it will so instruct counterparties to any Project Document executed after the date hereof.

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Exhibit II to

First Amendment to Accounts Agreement

Amendments to Exhibit A to Accounts Agreement

*Added text is in blue with underlining. Deleted text is in red with strikethrough marks.

EXHIBIT A

Project Accounts

Name of Account	Account No.
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

WIRE TRANSFER INSTRUCTIONS THE	ACH PAYMENT INSTRUCTIONS THE

BANK OF NEW YORK MELLON	BANK OF NEW YORK MELLON

ABA Routing No: [***]	ABA Routing No: [***]
Credit Acct: [***]	Credit Acct: [***]
Account Name: [***]	Account Name: [***]

Reference: For further credit to Account No. [***]	Reference: [***]

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